Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Gerald Lyons		Mary M. Gentry
Executive Vice President, Chief Financial Officer	- or -	Vice President, Treasurer and Investor Relations
ScanSource, Inc.		ScanSource, Inc.
(864) 286-4854		(864) 286-4892

SCANSOURCE REPORTS THIRD QUARTER RESULTS
Gross Profit Growth of 6% and EPS Growth of 7%

GREENVILLE, SC -- May 9, 2019 -- ScanSource, Inc. (NASDAQ: SCSC), a leading global provider of technology products and solutions, today announced financial results for the third quarter ended March 31, 2019.

	Quarter ended March 31,
	2019	2018	Change
	(in millions, except per share data)
Net sales	$893.4	$895.6	(0.3)%
Operating income	18.8	17.9	5%
Non-GAAP operating income(1)	29.7	27.8	7%
GAAP net income	11.7	10.6	10%
Non-GAAP net income(1)	19.8	17.5	13%
GAAP diluted EPS	$0.45	$0.42	7%
Non-GAAP diluted EPS(1)	$0.77	$0.68	13%

(1) Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in fair value of contingent consideration and other non-GAAP items. A reconciliation of non-GAAP financial information to GAAP financial information is presented in the Supplementary Information (Unaudited) below.

“We are pleased to continue to grow profits faster than sales, despite sales below our forecast due to a lower volume of big deals,” said Mike Baur, Chairman and CEO, ScanSource, Inc.  “We are executing on our strategic plan to drive growth at higher-value margins with more recurring revenues for our sales partners.”

Quarterly Results
For the third quarter of fiscal year 2019, net sales totaled $893.4 million, which are 0.3% lower than the prior year quarter. Organic sales, which exclude the impact of foreign currency translation and recent acquisitions, grew 2% year-over-year with growth in both worldwide segments. Operating income increased to $18.8 million, and non-GAAP operating income increased 7% to $29.7 million, driven by higher gross profit and operating margins.

On a GAAP basis, net income for the third quarter of fiscal year 2019 totaled $11.7 million, or $0.45 per diluted share, compared with net income of $10.6 million, or $0.42 per diluted share, for the prior year quarter. Non-GAAP net income for the third quarter of fiscal year 2019 increased 13% to $19.8 million, or $0.77 per diluted share, compared to $17.5 million, or $0.68 per diluted share, for the prior year quarter.

Forecast for Next Quarter
For the fourth quarter of fiscal year 2019, ScanSource expects net sales to range from $970 million to $1.03 billion, diluted earnings per share to range from $0.56 to $0.62 per share and non-GAAP diluted earnings per share to range from $0.80 to $0.86 per share. Non-GAAP diluted earnings per share exclude amortization of intangible assets related to acquisitions, change in fair value of contingent consideration and other non-GAAP items.

Exhibit 99.1

Webcast Details and CFO Commentary
At approximately 4:15 p.m. ET today, a CFO commentary, as a supplement to this press release and the Company's conference call, will be available on ScanSource's website, www.scansource.com (Investor Relations section). ScanSource will present additional information about its financial results and outlook in a conference call today, May 9, 2019, at 5:00 p.m. ET. A webcast of the call will be available for all interested parties and can be assessed at www.scansource.com (Investor Relations section). The webcast will be available for replay for 60 days.

Safe Harbor Statement

This press release contains “forward-looking” statements, including the forecast of sales and earnings per share for next quarter, that involve risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including, but not limited to, changes in interest and exchange rates and regulatory regimes impacting the Company's international operations, the impact of tax reform laws, the failure of acquisitions to meet the Company's expectations, the failure to manage and implement the Company's organic growth strategy, credit risks involving the Company's larger customers and vendors, termination of the Company's relationship with key vendors or a significant modification of the terms under which it operates with a key vendor, the decline in demand for the products and services that the Company provides, reduced prices for the products and services that the Company provide due both to competitor and customer action, and other factors set forth in the "Risk Factors" contained in the Company's annual report on Form 10-K for the year ended June 30, 2018, filed with the Securities and Exchange Commission. Except as may be required by law, the Company expressly disclaims any obligation to update these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Information

In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), the Company also discloses certain non-GAAP financial measures, which are summarized below. Non-GAAP financial measures are used to understand and evaluate performance, including comparisons from period to period. Non-GAAP results exclude amortization of intangible assets related to acquisitions, change in fair value of contingent consideration, acquisition costs and other non-GAAP adjustments.
Net sales on a constant currency basis, excluding acquisitions: The Company discloses the percentage change in net sales excluding the translation impact from changes in foreign currency exchange rates between reporting periods and excluding the net sales from acquisitions prior to the first full year from the acquisition date. This measure enhances the comparability between periods to help analyze underlying trends on an organic basis.
Non-GAAP operating income, non-GAAP pre-tax income, non-GAAP net income and non-GAAP diluted earnings per share: To evaluate current period performance on a more consistent basis with prior periods, the Company discloses non-GAAP operating income, non-GAAP pre-tax income, non-GAAP net income and non-GAAP diluted earnings per share (non-GAAP diluted "EPS"). These non-GAAP results exclude amortization of intangible assets related to acquisitions, change in the fair value of contingent consideration, acquisition costs and other non-GAAP adjustments. Non-GAAP operating income, non-GAAP pre-tax income, non-GAAP net income, and non-GAAP diluted EPS measures are useful in assessing and understanding the Company's operating performance, especially when comparing results with previous periods or forecasting performance for future periods.
Return on invested capital ("ROIC"): Management uses ROIC as a performance measurement to assess efficiency in allocating capital under the Company's control to generate returns. Management believes this metric balances the Company's operating results with asset and liability management, is not impacted by capitalization decisions and correlates with shareholder value creation. In addition, it is easily computed, communicated and understood. ROIC also provides management a measure of the Company's profitability on a basis more comparable to historical or future periods.
ROIC assists management in comparing the Company's performance over various reporting periods on a consistent basis because it removes from operating results the impact of items that do not reflect core operating performance. ROIC is calculated as adjusted EBITDA over invested capital. Adjusted earnings before interest expense, income taxes, depreciation and amortization ("Adjusted EBITDA") excludes the change in fair value of contingent consideration and acquisition costs, in addition to other non-GAAP adjustments. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period. Management believes the calculation of ROIC provides useful information to investors and is an additional relevant comparison of the Company's performance during the year.

These non-GAAP financial measures have limitations as analytical tools, and the non-GAAP financial measures that the Company reports may not be comparable to similarly titled amounts reported by other companies. Analysis of results and outlook on a non-GAAP basis should be considered in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with GAAP. A reconciliation of the Company's non-GAAP financial information to GAAP is set forth in the Supplementary Information (Unaudited) below.
About ScanSource, Inc.

ScanSource, Inc. (NASDAQ: SCSC) is a leading global provider of technology products and solutions, focusing on point-of-sale (POS), payments, barcode, physical security, unified communications and collaboration and telecom and cloud services. ScanSource's teams provide value-added solutions and operate from two segments: Worldwide Barcode, Networking & Security, which includes POS Portal, and Worldwide Communications & Services, which includes Intelisys and Canpango. ScanSource is committed to helping its customers choose, configure and deliver the industry's best solutions across almost every vertical market in North America, Latin America and Europe. Founded in 1992 and headquartered in Greenville, South Carolina, ScanSource was named one of the 2018 Best Places to Work in South Carolina and on FORTUNE magazine's 2019 List of World's Most Admired Companies. ScanSource ranks #653 on the Fortune 1000. For more information, visit www.scansource.com.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
(in thousands)
	March 31, 2019	June 30, 2018*
Assets
Current assets:
Cash and cash equivalents	$20,400	$25,530
Accounts receivable, less allowance of $43,124 at March 31, 2019 and $45,561 at June 30, 2018	632,539	678,940
Inventories	760,711	595,948
Prepaid expenses and other current assets	52,544	61,744
Total current assets	1,466,194	1,362,162
Property and equipment, net	71,282	73,042
Goodwill	319,042	298,174
Identifiable intangible assets, net	133,014	136,806
Deferred income taxes	20,660	22,199
Other non-current assets	51,963	52,912
Total assets	$2,062,155	$1,945,295

Liabilities and Shareholders' Equity
Current liabilities:
Accounts payable	$585,121	$562,564
Accrued expenses and other current liabilities	86,910	90,873
Current portion of contingent consideration	39,445	42,975
Income taxes payable	1,664	13,348
Current portion of long-term debt	335	551
Total current liabilities	713,475	710,311
Deferred income taxes	1,607	1,769
Long-term debt, net of current portion	4,764	4,878
Borrowings under revolving credit facility	342,573	244,000
Long-term portion of contingent consideration	34,814	65,258
Other long-term liabilities	53,859	52,703
Total liabilities	1,151,092	1,078,919
Shareholders' equity:
Common stock	72,903	68,220
Retained earnings	928,352	882,333
Accumulated other comprehensive income (loss)	(90,192)	(84,177)
Total shareholders' equity	911,063	866,376
Total liabilities and shareholders' equity	$2,062,155	$1,945,295

*	Derived from audited financial statements.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Condensed Consolidated Income Statements (Unaudited)
(in thousands, except per share data)

	Quarter ended March 31,		Nine months ended March 31,
	2019	2018	2019	2018
Net sales	$893,357	$895,637	$2,912,278	$2,852,408
Cost of goods sold	783,342	791,749	2,569,570	2,529,632
Gross profit	110,015	103,888	342,708	322,776
Selling, general and administrative expenses	77,688	72,691	236,569	220,642
Depreciation expense	3,417	3,352	9,954	10,059
Intangible amortization expense	5,005	5,103	14,708	15,600
Change in fair value of contingent consideration	5,101	4,801	11,535	28,595
Operating income	18,804	17,941	69,942	47,880
Interest expense	3,670	2,784	9,415	6,655
Interest income	(682)	(887)	(1,397)	(2,349)
Other expense, net	21	252	254	691
Income before income taxes	15,795	15,792	61,670	42,883
Provision for income taxes	4,080	5,143	15,651	20,118
Net income	$11,715	$10,649	$46,019	$22,765
Per share data:
Net income per common share, basic	$0.46	$0.42	$1.79	$0.89
Weighted-average shares outstanding, basic	25,704	25,572	25,647	25,503

Net income per common share, diluted	$0.45	$0.42	$1.79	$0.89
Weighted-average shares outstanding, diluted	25,762	25,606	25,755	25,607

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Quarter ended March 31,
	2019	2018	% Change
Worldwide Barcode, Networking & Security:	(in thousands)
Net sales, as reported	$596,913	$604,322	(1.2)%
Foreign exchange impact (a)	10,802	—
Net sales, constant currency (non-GAAP)	607,715	604,322	0.6%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$607,715	$604,322	0.6%

Worldwide Communications & Services:
Net sales, as reported	$296,444	$291,315	1.8%
Foreign exchange impact (a)	11,945	—
Net sales, constant currency (non-GAAP)	308,389	291,315	5.9%
Less: Acquisitions	(2,423)	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$305,966	$291,315	5.0%

Consolidated:
Net sales, as reported	$893,357	$895,637	(0.3)%
Foreign exchange impact (a)	22,747	—
Net sales, constant currency (non-GAAP)	916,104	895,637	2.3%
Less: Acquisitions	(2,423)	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$913,681	$895,637	2.0%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended March 31, 2019 into U.S. dollars using the average foreign exchange rates for the quarter ended March 31, 2018.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Segment:
	Nine months ended March 31,
Worldwide Barcode, Networking & Security:	2019	2018	% Change
	(in thousands)
Net sales, as reported	$1,953,664	$1,944,436	0.5%
Foreign exchange impact (a)	26,119	—
Net sales, constant currency	1,979,783	1,944,436	1.8%
Less: Acquisitions	(23,465)	(14,553)
Net sales, constant currency excluding acquisitions	$1,956,318	$1,929,883	1.4%

Worldwide Communications & Services:
Net sales, as reported	$958,614	$907,972	5.6%
Foreign exchange impact (a)	38,166	—
Net sales, constant currency	996,780	907,972	9.8%
Less: Acquisitions	(5,219)	—
Net sales, constant currency excluding acquisitions	$991,561	$907,972	9.2%

Consolidated:
Net sales, as reported	$2,912,278	$2,852,408	2.1%
Foreign exchange impact (a)	64,285	—
Net sales, constant currency	2,976,563	2,852,408	4.4%
Less: Acquisitions	(28,684)	(14,553)
Net sales, constant currency excluding acquisitions	$2,947,879	$2,837,855	3.9%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the nine months ended March 31, 2019 into U.S. dollars using the average foreign exchange rates for the nine months ended March 31, 2018.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Quarter ended March 31,
	2019	2018	% Change
United States and Canada:	(in thousands)
Net sales, as reported	$672,155	$653,537	2.8%
Less: Acquisitions	(2,423)	—
Net sales, excluding acquisitions (non-GAAP)	$669,732	$653,537	2.5%

International:
Net sales, as reported	$221,202	$242,100	(8.6)%
Foreign exchange impact (a)	22,747	—
Net sales, constant currency (non-GAAP)	243,949	242,100	0.8%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$243,949	$242,100	0.8%

Consolidated:
Net sales, as reported	$893,357	$895,637	(0.3)%
Foreign exchange impact (a)	22,747	—
Net sales, constant currency (non-GAAP)	916,104	895,637	2.3%
Less: Acquisitions	(2,423)	—
Net sales, constant currency excluding acquisitions (non-GAAP)	$913,681	$895,637	2.0%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the quarter ended March 31, 2019 into U.S. dollars using the average foreign exchange rates for the quarter ended March 31, 2018.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Net Sales by Geography:
	Nine months ended March 31,
	2019	2018	% Change
United States and Canada:	(in thousands)
Net sales, as reported	$2,189,567	$2,095,519	4.5%
Less: Acquisitions	(28,684)	(14,553)
Net sales, excluding acquisitions	$2,160,883	$2,080,966	3.8%

International:
Net sales, as reported	$722,711	$756,889	(4.5)%
Foreign exchange impact (a)	64,285	—
Net sales, constant currency	786,996	756,889	4.0%
Less: Acquisitions	—	—
Net sales, constant currency excluding acquisitions	$786,996	$756,889	4.0%

Consolidated:
Net sales, as reported	$2,912,278	$2,852,408	2.1%
Foreign exchange impact (a)	64,285	—
Net sales, constant currency	2,976,563	2,852,408	4.4%
Less: Acquisitions	(28,684)	(14,553)
Net sales, constant currency excluding acquisitions	$2,947,879	$2,837,855	3.9%

(a) Year-over-year net sales growth rate excluding the translation impact of changes in foreign currency exchange rates. Calculated by translating the net sales for the nine months ended March 31, 2019 into U.S. dollars using the average foreign exchange rates for the nine months ended March 31, 2018.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except per share data)

Non-GAAP Financial Information:
	Quarter ended March 31, 2019
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$18,804	$15,795	$11,715	$0.45
Adjustments:
Amortization of intangible assets	5,005	5,005	3,789	0.15
Change in fair value of contingent consideration	5,101	5,101	3,619	0.14
Acquisition costs (a)	222	222	222	0.01
Restructuring costs	592	592	443	0.02
Non-GAAP measure	$29,724	$26,715	$19,788	$0.77

	Quarter ended March 31, 2018
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$17,941	$15,792	$10,649	$0.42
Adjustments:
Amortization of intangible assets	5,103	5,103	3,590	0.14
Change in fair value of contingent consideration	4,801	4,801	3,272	0.12
Non-GAAP measure	$27,845	$25,696	$17,511	$0.68

(a) Acquisition costs are non-deductible for tax purposes.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except per share data)

Non-GAAP Financial Information:
	Nine months ended March 31, 2019
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$69,942	$61,670	$46,019	$1.79
Adjustments:
Amortization of intangible assets	14,708	14,708	11,154	0.43
Change in fair value of contingent consideration	11,535	11,535	8,514	0.33
Acquisition costs (a)	988	988	988	0.04
Restructuring costs	1,920	1,920	1,399	0.05
Non-GAAP measure	$99,093	$90,821	$68,074	$2.64

	Nine months ended March 31, 2018
	Operating income	Pre-tax income	Net income	Diluted EPS
GAAP measure	$47,880	$42,883	$22,765	$0.89
Adjustments:
Amortization of intangible assets	15,600	15,600	10,500	0.41
Change in fair value of contingent consideration	28,595	28,595	19,018	0.74
Acquisition costs (a)	172	172	172	0.01
Legal settlement, net of attorney fees	952	952	771	0.03
Tax reform charges	—	—	6,689	0.26
Non-GAAP measure	$93,199	$88,202	$59,915	$2.34
(a) Acquisition costs are non-deductible for tax purposes.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)
(in thousands, except percentages)

Non-GAAP Financial Information:
	Quarter ended March 31,		Nine months ended March 31,
	2019	2018	2019	2018
Return on invested capital (ROIC), annualized (a)	11.1%	11.2%	12.4%	12.4%

Reconciliation of Net Income to Adjusted EBITDA
Net income (GAAP)	$11,715	$10,649	$46,019	$22,765
Plus: Interest expense	3,670	2,784	9,415	6,655
Plus: Income taxes	4,080	5,143	15,651	20,118
Plus: Depreciation and amortization (b)	9,363	9,438	27,565	28,204
EBITDA (non-GAAP)	28,828	28,014	98,650	77,742
Adjustments:
Change in fair value of contingent consideration	5,101	4,801	11,535	28,595
Acquisition costs	222	—	988	172
Restructuring costs (b)	456	—	1,784	—
Legal settlement, net of attorney fees	—	—	—	952
Adjusted EBITDA (numerator for ROIC) (non-GAAP)	$34,607	$32,815	$112,957	$107,461

Invested Capital Calculation
Equity - beginning of the quarter	$899,503	$860,787	$866,376	$837,145
Equity - end of the quarter	911,063	877,796	911,063	877,796
Adjustments:
Change in fair value of contingent consideration, net of tax	3,619	3,272	8,514	19,018
Acquisition costs	222	—	988	172
Restructuring costs, net of tax (b)	334	—	1,289	—
Legal settlement, net of attorney fees, net of tax	—	—	—	771
Tax reform charges	—		—	6,689
Average equity	907,371	870,928	894,115	870,796
Average funded debt (c)	357,443	315,872	320,686	283,819
Invested capital (denominator for ROIC) (non-GAAP)	$1,264,814	$1,186,800	$1,214,801	$1,154,615

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), plus change in fair value of contingent consideration and other adjustments, annualized and divided by invested capital for the period. Invested capital is defined as average equity plus average daily funded interest-bearing debt for the period.

(b) Accelerated depreciation expense on certain European facilities in connection with restructuring in the third quarter of fiscal 2019 are classified as depreciation expense above rather that restructuring costs.

(c) Average funded debt is calculated as the average daily amounts outstanding on short-term and long-term interest-bearing debt.

ScanSource Reports Third Quarter Results

ScanSource, Inc. and Subsidiaries
Supplementary Information (Unaudited)

Non-GAAP Financial Information:
	Forecast for Quarter ending June 30, 2019
	Range Low	Range High
GAAP diluted EPS	$0.56	$0.62
Adjustments:
Amortization of intangible assets	0.15	0.15
Change in fair value of contingent consideration	0.08	0.08
Restructuring costs	0.01	0.01
Non-GAAP diluted EPS	$0.80	$0.86